UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

  FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 23, 2022

EARGO, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39616	27-3879804
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2665 North First Street, Suite 300 San Jose, California	95134
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 351-7700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, $0.0001 par value per share	EAR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
 Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.04.	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The information in Item 3.02 of this Current Report on Form 8-K (this “Report”) is incorporated by reference herein.

Item 3.02.	Unregistered Sales of Equity Securities.

As previously disclosed, on June 24, 2022, Eargo, Inc. (the “Company”) and its subsidiaries entered into a note purchase agreement (the “Note Purchase Agreement”) with noteholders (the “Noteholders”) affiliated with Patient Square Capital (“Patient Square”) and Drivetrain Agency Services, LLC, as administrative agent and collateral agent. Pursuant to the Note Purchase Agreement, the Company agreed to issue and sell up to $125 million in senior secured convertible notes (the “Notes”) of the Company (the “Financing”), convertible into shares (“Conversion Shares”) of common stock, $0.0001 par value per share, of the Company (“Common Stock”).

On June 28, 2022 (the “First Tranche Closing”), the Company completed the issuance of $100 million aggregate principal amount of Notes (the “First Tranche Notes”). Pursuant to the Note Purchase Agreement, the Noteholders agreed to purchase up to an additional $25 million of Notes if the Company completed a rights offering (the “Rights Offering”) within 150 days after the First Tranche Closing and the Company’s existing stockholders subscribed to purchase less than 75 million shares of newly issued Common Stock in such Rights Offering.

The Rights Offering expired on November 17, 2022 and existing stockholders subscribed for an aggregate of 58,574,020 shares of Common Stock. The Rights Offering closed on November 23, 2022, and, in accordance with the terms of the Note Purchase Agreement, on November 25, 2022, the Noteholders purchased an additional approximately $5.5 million aggregate principal amount of Notes (the “Second Tranche Notes”). Together with the gross proceeds from subscriptions in the rights offering, the Company raised total net proceeds of approximately $32.3 million, including the additional investment by the Noteholders and after deducting approximately $2.5 million in offering expenses related thereto. The Company expects to use the net proceeds for general corporate purposes.

On November 23, 2022, the First Tranche Notes converted into an aggregate of 300,000,000 shares of Common Stock (the “First Tranche Shares”) and on November 25, 2022 the Second Tranche Notes converted into an aggregate of 16,425,980 shares of Common Stock (collectively with the First Tranche Shares, the “Conversion Shares”), in each case pursuant to the Note Purchase Agreement. Following such conversion, Patient Square beneficially owned approximately 76.3% of the outstanding Common Stock.

The offer and sale of the Second Tranche Notes pursuant to the Note Purchase Agreement was made in reliance on an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) thereof. The Conversion Shares were issued in reliance upon the exemption from registration in Section 3(a)(9) of the Securities Act.

Item 5.01.	Changes in Control of Registrant.

The information in Item 3.02 of this Report is incorporated by reference into this Item 5.01.

As previously disclosed, in connection with the Note Purchase Agreement, the Company and the Noteholders entered into an investors’ rights agreement, dated June 24, 2022 (the “Investors’ Rights Agreement), pursuant to which, among other things, the Company granted the Investor Parties (as defined in the Investors’ Rights Agreement) the right, following the consummation of the Rights Offering, to nominate the number of directors (the “Investor Directors”) to the Company’s board of directors (the “Board”) that is proportionate to the Investor Parties’ ownership of the Company, if any, following the Rights Offering, rounded up to the nearest whole number (and in no event less than one). Following the Rights Offering and as of the date hereof, Patient Square is entitled to nominate a number of directors representing approximately 76.3% of the Board and rounded up to the nearest whole number.

Item 7.01	Regulation FD Disclosure.

On November 29, 2022, the Company issued press releases relating to the closing of the Rights Offering and the acquisition by Patient Square of majority ownership in Eargo, respectively, which are attached hereto as Exhibits 99.1 and 99.2 and are incorporated herein by reference.

The information contained in this Item 7.01, including Exhibits 99.1 and 99.2, is furnished herewith and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated November 29, 2022 titled “Eargo Announces Closing of Rights Offering and Conversion of Patient Square Notes into Shares of Eargo Common Stock.”
99.2	Press Release dated November 29, 2022 titled, “Eargo, Inc. Welcomes Patient Square Capital As New Majority Owner Following Rights Offering.”

Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. All statements other than statements of historical fact contained in this report are forward-looking statements, including statements regarding the Company’s expected use of proceeds and intention to adjust the composition of the Board. Forward‑looking statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions that could cause actual results and events to differ materially from those anticipated, including, but not limited to, risks, uncertainties and assumptions related to: the extent to which we may be able to validate and establish additional processes to support the submission of claims for reimbursement to health plans under the FEHB program, and our ability to maintain or increase insurance coverage of our hearing aids in the future; the timing or results of ongoing claims audits and medical records reviews by third-party payors; the extent of losses from hearing aids delivered to customers from September 21, 2021 until December 8, 2021; the impact of third-party payor audits and the regulatory landscape for hearing aid devices on our business and results of operations; our expectations concerning additional orders by existing customers; our expectations regarding the potential market size and size of the potential consumer populations for our products and any future products, including insurance coverage of our hearing aids; our ability to release new hearing aids and the anticipated features of any such hearing aids; developments and projections relating to our competitors and our industry, including competing products; our ability to maintain our competitive technological advantages against new entrants in our industry; the pricing of our hearing aids; our expectations regarding the ability to make certain claims related to the performance of our hearing aids relative to competitive products; our expectations with regard to changes in the regulatory landscape for hearing aid devices, including the implementation of the new over-the-counter hearing aid regulatory framework; and our estimates regarding the COVID-19 pandemic, including but not limited to, its duration and its impact on our business and results of operations. These and other risks are described in greater detail under the section titled “Risk Factors” contained in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and our other filings with the Securities and Exchange Commission (the “SEC”). Any forward-looking statements in this Current Report are made pursuant to the Private Securities Litigation Reform Act of 1995, as amended, are based on current expectations, forecasts and assumptions, and speak only as of the date of this Current Report. Except as required by law, we undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 29, 2022	EARGO, INC.

	By:	/s/ Adam Laponis
Adam Laponis
Chief Financial Officer